UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2016 (September 6, 2016)

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55197	90-0929989
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue, 14th Floor
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 7, 2016, American Finance Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the entry into the Agreement and Plan of Merger (the “Merger Agreement”) by the Company, its operating partnership, American Finance Operating Partnership, L.P. (the “Company OP”), American Realty Capital — Retail Centers of America, Inc., American Realty Capital Retail Operating Partnership, L.P. and Genie Acquisition, LLC, a wholly owned subsidiary of the Company.

The purpose of this Current Report on Form 8-K/A (this “Amendment”) is to file the Amended and Restated Agreement of Limited Partnership of the Company OP as described in Item 1.01 to the Original Report. Exhibit 4.1 to this Amendment replaces and supersedes Exhibit 4.1 to the Original Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2016	AMERICAN FINANCE TRUST, INC.

	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer, President and Chairman of the Board of Directors